SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[X]	Definitive Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Alliance Gaming Corporation

(Name of Registrant as Specified In Its Charter)

XXXX

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	Fee not required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

6601 South Bermuda Road

Las Vegas, Nevada 89119

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 11, 2001

To the Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Alliance Gaming Corporation (the “Company”) will be held at Four Seasons Hotel, 3960 Las Vegas Boulevard South, Las Vegas, Nevada, on December 11, 2001, at 10:00 a.m., local time, for the following purposes:

1. To elect two directors to serve until the expiration of their respective terms and until their respective successors shall be elected and shall qualify,

2. To approve the Company’s 2001 Long Term Incentive Plan,

3. To ratify the appointment of the firm of Arthur Andersen LLP as the independent public accountants of the Company for the fiscal year ending June 30, 2002, and

4. To consider such other matters that may properly be before the meeting.

      The Board of Directors has fixed the close of business on November 9, 2001, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

      We hope that you are able to attend the Meeting, but, in any event, please sign, date and return promptly the enclosed proxy in the envelope so that your shares may be voted at the Meeting.

By Order of the Board of Directors

Mark Lerner
Senior Vice President and Secretary

Las Vegas, Nevada

November 9, 2001

PROXY STATEMENT
PROPOSAL NO. 1:
PROPOSAL NO. 2:
PROPOSAL NO. 3: APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING
OTHER MATTERS
APPENDIX A
APPENDIX B

ALLIANCE GAMING CORPORATION

PROXY STATEMENT

INTRODUCTION

General

      The enclosed proxy is solicited by the Board of Directors of Alliance Gaming Corporation (the “Company”) in connection with the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 10:00 a.m., local time, at Four Seasons Hotel, 3960 Las Vegas Boulevard South, Las Vegas, Nevada, on December 11, 2001, and any adjournment or postponement thereof. At the Meeting, stockholders will be asked to vote on the following matters:

1. To elect two directors to serve until the expiration of their respective terms and until their respective successors shall be elected and shall qualify,

2. To approve the Company’s 2001 Long Term Incentive Plan,

3. To ratify the appointment of the firm of Arthur Andersen LLP as the independent public accountants of the Company for the fiscal year ending June 30, 2002, and

4. To consider such other matters that may properly be before the meeting.

      It is expected that this Proxy Statement and accompanying proxy card will first be mailed to stockholders on or about November 12, 2001.

      The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others forwarding the solicitation material to beneficial owners of shares of Common Stock. In addition to the use of the mail, directors, officers, employees and certain stockholders of the Company, none of whom will receive additional compensation therefor, may solicit proxies on behalf of the Company personally, by telephone or by facsimile transmission. The Company will also employ Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022 (telephone: 1-888-750-5834), to assist in soliciting proxies for a fee of $8,500, plus-out-of pocket expenses.

      The Company’s executive offices are located at 6601 South Bermuda Road, Las Vegas, Nevada 89119, telephone (702) 270-7600.

Number of Shares Outstanding and Voting

      All shares represented by the accompanying proxy, if the proxy is properly executed and returned, will be voted as specified by the stockholder. If no contrary instructions are given, such shares will be voted to elect the two director nominees named herein for the terms stated herein. Any stockholder has the power to revoke his or her proxy at any time before it has been voted by filing with the Corporate Secretary of the Company an instrument revoking it, by submitting a substitute proxy bearing a later date or by voting in person at the Meeting.

      Only stockholders of record of shares of Common Stock at the close of business on November 9, 2001, the record date for the Meeting fixed by the Board of Directors, are entitled to vote at the Meeting. On that date, there were outstanding and entitled to vote at the Meeting 21,979,280 shares of Common Stock, each of which is entitled to one vote at the Meeting.

      A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Meeting. Shares represented by proxies that reflect abstentions or “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. The affirmative vote of the holders of a plurality of the votes cast by the holders of shares entitled to vote thereon present in person or by proxy at the Meeting is required to elect a director. Action by the shareholders on the other matters requires approval by at least a majority of the shares required to constitute a quorum. The presence in person or by proxy of the persons entitled to vote a majority of the voting shares at any meeting constitutes a quorum for the transaction of business.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information as of October 25, 2001, with respect to the beneficial ownership of the Common Stock, which constitutes the Company’s only outstanding class of voting securities, by (i) each person who, to the knowledge of the Company, beneficially owned more than 5% of the Common Stock, (ii) each director and director nominee of the Company, (iii) the Named Executive Officers of the Company (as defined pursuant to the Securities Exchange Act of 1934) and (iv) all executive officers and directors of the Company as a group. Except as indicated, beneficial ownership includes the sole power to vote and to dispose of the securities in question. Except as indicated, no director or executive officer of the Company owned any other equity securities of the Company. Except as indicated below, the mailing address for each of the beneficial owners listed below is: c/o Alliance Gaming Corporation, 6601 S. Bermuda Road, Las Vegas, Nevada 89119.

	Amount of
	Beneficial		Percent of
Beneficial Owner	Ownership(1)		Class(1)

Alfred Wilms	2,126,046	(2)	9.7%
Jacques André	63,428	(3)	*
Anthony DiCesare	471,348	(4)	2.1%
Joel Kirschbaum	989,014	(5)	4.5%
Mark Lerner	39,077	(6)	*
Robert Miodunski	396,288	(7)	1.8%
David Robbins	355,574	(8)	1.6%
Robert L. Saxton	278,147	(9)	1.3%
Morton Topfer	364,216	(10)	1.7%
Kevin Verner	20,000	(11)	*
All executive officers and directors as a group	3,103,515	(12)	13.2%

*	Less than 1%.

(1)	Excludes the effect of the issuance of up to 1,428,572 shares subject to warrants originally issued to Gaming Systems Advisors, L.P. (“GSA”) on consummation of the acquisition of Bally Gaming International, Inc. pursuant to an agreement between the Company and GSA (“the GSA Advisory Agreement”). Such warrants have an exercise price of $2.63 per share and become exercisable in equal one-third tranches only when the Common Stock price reaches $19.25, $22.75 and $26.25, respectively, for a designated period of time, and expire on June 18, 2002. Pursuant to information provided by Mr. Kirschbaum, as part of a distribution of assets from Kirkland — Ft. Worth Investment Partners, L.P. (“KFW”) and GSA to Kirkland Investment Corporation (“KIC”) and GSA, Inc. (“GSI”), general partner of KFW and GSA, respectively, on the one hand, and to Kirkland Investors, L.P. on the other hand, approximately 162,858 and 380,000 of such warrants were distributed to Mr. DiCesare and Mr. Kirschbaum, respectively. Other than the 162,858 distributed to Mr. DiCesare and the 380,000 distributed to Mr. Kirschbaum, Mr. DiCesare and Mr. Kirschbaum disclaim beneficial ownership of any of these warrants. GSA has certain demand registration rights for the common stock underlying these warrants.

(2)	Mr. Wilms’ mailing address is 2, St. Jansvliet, bus 6-2000 Antwerp, Belgium.

(3)	Includes 9,140 shares owned and 54,288 shares subject to options that are currently exercisable or will become exercisable within 60 days.

(4)	Includes 234,992 shares owned and 236,356 shares subject to options that are currently exercisable or will become exercisable within 60 days, but excludes certain additional shares referred to in

Note (1) above. Also excludes shares placed in a trust, a trustee of which is Mr. DiCesare’s wife. Mr. DiCesare disclaims any beneficial ownership of these shares.

(5)	Includes 685,902 shares owned and 303,106 shares subject to options that are currently exercisable or will become exercisable within 60 days, but excludes certain additional shares referred to in Note (1) above.

(6)	Includes 11,712 shares owned and 27,365 shares subject to options that are currently exercisable or will become exercisable within 60 days.

(7)	Includes 106,284 shares owned and 290,004 shares subject to options that are currently exercisable or will become exercisable within 60 days.

(8)	Includes 84,000 shares owned and 271,574 shares subject to options that are currently exercisable or will become exercisable within 60 days.

(9)	Includes 100,000 shares owned and 178,147 shares subject to options that are currently exercisable or will become exercisable within 60 days.

(10)	Includes 344,216 shares owned and 20,000 shares subject to options that are currently exercisable or will become exercisable within 60 days.

(11)	Represents 20,000 shares subject to options that are currently exercisable or will become exercisable within 60 days.

(12)	Includes 1,524,123 shares subject to options that are currently exercisable or will become exercisable within 60 days.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

General

      The Company’s bylaws provide that the Board of Directors shall consist of no fewer than three nor more than nine directors, with the exact number to be fixed by the Board of Directors. The Company’s bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, with each class having a term of three years. The Board of Directors has fixed the number of directors at seven, two of whom will be elected at the Meeting.

      Jacque André and Morton Topfer have been nominated to serve for terms of three years each, each to serve until his respective successor has been elected and has qualified, and each has indicated his willingness to serve if elected. Proxies received by the Company in favor of their election will be voted for Messrs. André and Topfer. Although the Company does not anticipate that any nominee will be unavailable for election, in the event of such occurrence, the proxies will be voted for such substitute, if any, as the Board of Directors may designate.

      The Board of Directors recommends a vote in favor of Messrs. André and Topfer.

      The following table sets forth the names of, and certain information with respect to, the two persons nominated by the Board of Directors at the Meeting and each other director of the Company who will continue to serve as a director after the Meeting.

		Director	Term
Nominees for Director	Age	Since	Expires	Principal Occupation

Jacques André(1)(3)	64	1996	2001	Partner — Ray & Berndtson, Inc., an executive search firm
Morton Topfer(1)(3)	65	2000 *	2001	Managing Director — Castletop Capital

		Director	Term
Continuing Directors	Age	Since	Expires	Principal Occupation

Robert Miodunski	50	2000	2003	President, Chief Executive Officer
David Robbins(1)(2)(3)	42	1997 *	2003	Attorney and Private Investor
Anthony DiCesare(2)	39	1994	2002	Private Investor
Joel Kirschbaum(2)(3)	50	1994	2002	President — Kirkland Investment Corporation
Kevin Verner(1)(3)	43	2001	2002	Consultant

(1)	Member of the Audit Committee

(2)	Member of the Nominating Committee

(3)	Member of the Compensation Committee

*	See below

      Robert Miodunski joined Alliance as Senior Vice President-Route Group (Nevada) in March 1994. In November 1999 Mr. Miodunski was appointed as Chief Operating Officer of the Company; in April 2000 he was appointed as President, and in April 2001 was appointed Chief Executive Officer of the Company. From January 1991 to March 1994, Mr. Miodunski was President of Mulholland-Harper Company, a sign manufacturing and service company. From 1984 through 1990, Mr. Miodunski held various positions with Federal Signal Company, the last of which was Vice President and General Manager of the Midwest Region of the Sign Group. Mr. Miodunski was elected to Alliance’s Board of Directors in February 2000.

      David Robbins served as a director from July 1994 to September 1997 and as Chairman of the Board of Directors of the Company from February 1997 to September 1997. In December 1997 he was again elected to the Board of Directors and since that time has served as Chairman of the Board. Mr. Robbins has been a practicing attorney since 1984; he was formerly an attorney with O’Sullivan, Graev & Karabell, LLP, from September 1995 to February 1997, and since February 1997 with Reitler Brown LLC (f.k.a. Brock Silverstein, LLC). Mr. Robbins is also a private investor and managing member of a private investment fund and serves on the board of directors of Medisys plc (since October 2001), a U.K. based public company.

      Jacques André was appointed a director in August 1996. Mr. André has been a partner with Ray & Berndtson, Inc., an international executive search firm, from 1975 to the present. He also serves on its board of directors.

      Anthony DiCesare was appointed a director in July 1994. Mr. DiCesare was employed by KIC, which was the sole general partner of KFW, from April 1991 to July 1994. Mr. DiCesare served as Executive Vice President — Development of the Company from July 1994 through June 1997. While Mr. DiCesare is currently a New York-based employee of the Company, his principal occupation since June 1997 has been as a private investor.

      Joel Kirschbaum was appointed a director in July 1994 and served as Chairman of the Board of Directors of the Company from July 1994 to March 1995. Mr. Kirschbaum is the sole stockholder, director and officer of KIC. He has been engaged in operating the businesses of KIC and KFW since January 1991 when KIC and KFW were established, and of GSI, the general partner of GSA, since June 1993. Prior to that time, he worked at Goldman, Sachs & Co. for 13 years, during the last six of which he was a General Partner. When he established KIC and KFW, Mr. Kirschbaum resigned his general partnership interest in Goldman, Sachs & Co. and became a limited partner. Mr. Kirschbaum resigned his limited partnership interest in Goldman, Sachs & Co. in November 1993. While Mr. Kirschbaum is currently a New York-based employee of the Company, his principal occupation is as President of KIC.

      Morton Topfer served as a director of the Company from December 1997 to May 1999. In September 2000, he was again appointed as a director. Mr. Topfer, a former Vice Chairman of Dell Computer Corporation, is currently a member of its board of directors. Mr. Topfer also is currently the Managing Director of Castletop Capital, a venture capital company. From 1971 to May 1994, Mr. Topfer held various positions with Motorola, Inc., the last of which was Executive Vice President and President of Motorola’s

Land Mobile Products Sector, where he managed the mobile, portable and data systems businesses. Mr. Topfer is also a director of British Sky Broadcasting and Crossroads Technology.

      Kevin Verner was appointed as a director in April 2001. From 1997 to 2000, Mr. Verner held various positions with WMS Industries, Inc. and WMS Gaming, the last of which was Chief Operating Officer. Prior to his employment at WMS, Mr. Verner was Vice President of New Business Development at R.J. Reynolds Tobacco Co. where he held various marketing and senior management positions for sixteen years. Mr. Verner is currently a consultant and CEO for Alpha Capital Fund III.

Vote Required

      The election of each director requires the affirmative vote of the holders of a plurality of the votes cast by the holders of shares entitled to vote thereon present in person or by proxy at the Meeting. Pursuant to the Company’s Articles of Incorporation, votes for directors may not be cumulated.

      The Board of Directors recommends a vote in favor of Messrs. André and Topfer.

PROPOSAL NO. 2:

APPROVAL OF THE 2001 LONG TERM INCENTIVE PLAN

Description of the 2001 Long Term Incentive Plan (2001 Plan)

      The following summary description of the 2001 Long Term Incentive Plan (2001 Plan) that herein is qualified in its entirety by reference to the full text of the 2001 Plan attached as Appendix A to this Proxy Statement.

      Purpose. The Plan is intended to encourage stock ownership by directors, employees and designated paid consultants (as defined below) of the Company and its subsidiaries in order to increase their proprietary interest in the success of the Company, to induce new and talented employee candidates to join the Company.

      Administration. The Plan will be administered by the Board or, if the Board so determines, by the Compensation Committee (the “Committee”). However, except as otherwise provided below, in the case of awards to directors or officers subject to Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”), the Committee will have exclusive responsibility for and authority to administer the Plan unless the Board expressly determines otherwise. Subject to the foregoing and to the express provisions of the Plan, the Board or the Committee, as applicable, will have plenary authority in its sole discretion to make all determinations it deems necessary or advisable for the administration of the Plan. The membership of the Committee must at all times consist of not less than two members of the Board and must be constituted, if possible, to permit the Plan to comply with Rule 16b-3 promulgated under the Exchange Act or any successor rule (“Rule 16b-3”) and with the requirements of section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee will have all of the powers and duties set forth in the Plan, as well as such additional powers and duties as the Board may delegate to it. However, the Board retains the right (i) to determine whether the shares of Stock reserved for issuance upon the exercise of options, Stock appreciation rights, or as restricted stock awarded under the Plan shall be issued shares or unissued shares, (ii) to appoint the members of the Committee, and (iii) to terminate or amend the Plan.

      Number of shares. The number of shares which may at any time be made subject to options or stock appreciation rights, or which may be issued upon the exercise of options or stock appreciation rights granted under the Plan or made subject to grants of restricted stock thereunder, is limited to an aggregate of 2,500,000 shares of the Common Stock (the “Stock”). All grantees in the aggregate may not receive in any fiscal year awards of options and/or stock appreciation rights, in the aggregate, exceeding 2,000,000 underlying shares of Stock. No individual grantee may receive in any fiscal year awards of options and/or stock appreciation rights exceeding 1,500,000 underlying shares of Stock. No more than 500,000 shares of Stock may be granted as awards of restricted stock. The shares reserved for issuance pursuant to the Plan may consist either of authorized but previously unissued shares of Stock, or of issued shares of Stock which have been reacquired by the Company, as determined from time to time by the Board. If any option or stock appreciation right granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, or any restricted stock awarded thereunder is forfeited for any reason, the shares of Stock allocable to the unexercised portion of such option or stock appreciation right or to the forfeited portion of such restricted stock award may again be made subject to an option, stock appreciation right or restricted stock award under the Plan.

      Eligibility. Awards may be granted under the Plan to such paid consultants, directors and employees of the Company or of a subsidiary as designated by the Board or the Committee. However, Incentive Stock Options, as defined below, may be awarded only to regular full-time employees of the Company or a subsidiary (including, but not limited to, employees who serve as officers or directors). As used in the Plan, “paid consultant” means an independent contractor retained to perform continuing and substantial services for the Company or any of its subsidiaries, and designated as a paid consultant by the Board or the Committee, whose designation shall be conclusive. Approximately 2,000 people are eligible to receive options under the Plan.

      Options. The Plan is intended to authorize the Board or the Committee to grant, in its discretion, options that qualify as incentive stock options pursuant to Section 422 of the Code (“Incentive Stock Options”), or options that do not so qualify (as “Nonstatutory Stock Options”). The purchase price of each share of Stock subject to a stock option must be a stated price not less than the fair market value of such share of Stock on the date of grant, determined in accordance with the Plan. However, if an employee, at the time an Incentive Stock Option is granted to him, owns (or is deemed as a result of ownership by certain relatives or related entities to own) stock representing more than 10% of the total combined voting power of all classes of stock of the Company or of any of the subsidiaries, then the exercise price of each share of Stock subject to such Incentive Stock Option must be at least 110% of the fair market value of such share of Stock. In no event may a stock option be exercisable after the expiration of 10 years from the date of grant. However, an Incentive Stock Option granted to any employee as to whom the exercise price of each share of Stock subject thereto is required to be 110% of the fair market value of such share of Stock may not be exercisable after the expiration of five years from the date of grant. As of October 26, 2001, the closing price of the Company’s common stock was $19.34.

      The exercise price may be paid in cash or in shares of any class of issued and outstanding stock of the Company held for more than six months by the option holder, or partly in cash and partly in such shares of stock. If any portion of the exercise price is paid in shares of stock of the Company, such shares shall be valued at their fair market value, as determined in accordance with the Plan, as of the effective date of exercise of the Stock Option. The Board or the Committee may also permit grantees (either on a selective or group basis) to simultaneously exercise options and sell the shares of the Stock thereby acquired, pursuant to a “cashless exercise” arrangement or program selected by and approved in all respects in advance by the Board or the Committee.

      Restricted Stock. The Board or the Committee may place such restrictions as it deems appropriate on any shares of restricted stock awarded under the Plan. In general, the restricted stock will vest proportionately in equal installments over a period of not less than three years from the date of grant of such award, as the Board or Committee determines, subject to continued service during any such period by the recipient as a director, employee or paid consultant of the Company or any of its subsidiaries. Except as indicated below and provided in the Plan, neither the Board nor the Committee will have the authority to otherwise accelerate the vesting of an award of restricted stock. Unless unvested shares are forfeited in accordance with the terms of such agreement, the recipient thereof will have full voting rights with respect to such shares as well as the right to receive any and all distributions thereon.

      Stock Appreciation Rights. A stock appreciation right is an award granted with respect to a specified number of shares of Stock entitling the grantee to receive an amount equal to the excess of (i) the fair market value of a share of Stock on the date of exercise over (ii) the fair market value of a share of Stock on the date of grant of the stock appreciation right (the “Base Price”) multiplied by the number of shares of Stock with respect to which the stock appreciation right has been exercised. On and after the date of grant of any stock appreciation right hereunder, neither the Board nor the Committee will have the authority to reduce the Base Price thereof. A stock appreciation right may be granted in addition to any other award under the Plan or in tandem with or independent of any option. Upon exercise of a stock appreciation right, payment may be made in cash, in restricted stock or in shares of unrestricted Stock, or in any combination thereof, as the Board or the Committee, in its sole discretion, determines and provides in the relevant award agreement.

      Termination of Employment. If an employee to whom an award has been granted under the Plan retires from employment with the Company or any of its Subsidiaries as a result of “normal retirement” or terminates employment with the Company after becoming “permanently disabled” (both as defined in or pursuant to the Plan), any restrictions then applicable to such award will lapse and it will thereafter be exercisable (in the case of options and stock appreciation rights) or transferable (in the case of restricted stock), in whole or in part, by the person to whom granted (or his duly appointed, qualified, and acting personal representative) at any time within the remaining term of such award, unless otherwise determined by the Board or the Committee at the time of grant. If a grantee dies, any Stock Option will be exercisable by such grantee’s estate or heir for its remaining term (but not more than two years). If a person to whom restricted stock has been awarded under the Plan dies prior to the lapse of all restrictions applicable to such restricted stock, any Unvested Shares held by such person on the date of his death will be forfeited, unless otherwise determined by the Board or the Committee at the time of grant. Except as otherwise provided in such person’s award, or grant, if a person to whom restricted stock has been awarded under the Plan otherwise ceases to be either a director, employee or paid consultant of the Company or a subsidiary, any unvested shares of restricted stock held by such person shall be forfeited as of the last date such person was either a director, employee or paid consultant of the Company or a Subsidiary, and if a person to whom an option or stock appreciation right has been granted under the Plan otherwise ceases to be either a director, employee or paid consultant of the Company or a Subsidiary, such option or stock appreciation right will continue to be exercisable or transferable to the same extent that it was exercisable on the last day on which such person was either a director, employee or paid consultant for a period of 60 days, or for such other period as may be determined by the Board or the Committee at the time of grant, whereupon such option or stock appreciation right will terminate and will not thereafter be exercisable. However, in the event of termination of employment, termination of service as a paid consultant or removal from office as a director for Cause (as defined below), any such option will terminate ten days thereafter or after such other period as may be determined by the Board or the Committee at the time of grant. For purposes of the Plan, “Cause” means (a) the grantee being convicted of a felony, (b) the grantee willfully committing an act of embezzlement or malfeasance which (i) is intended to materially enrich himself at the expense of the Company or any of its Subsidiaries or (ii) is otherwise intended materially to harm the Company, or (c) the grantee being rejected for an applicable license or approval by a gaming regulatory authority having jurisdiction over the Company as a result of an explicit finding of lack of suitability solely as a result of the grantee’s commission of a crime or an act of embezzlement or malfeasance.

      Adjustments. In the event of any change in the number of shares of the outstanding Stock of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization or similar event, the Board or the Committee will adjust proportionally the number and kind of shares subject to the Plan, and the number, kind and per share stock appreciation right Base Price and exercise price (as the case may be) of shares then subject to unexercised options or stock appreciation rights. In the event of any merger, spin-off, split-off or other similar consolidation, reorganization or change affecting any class of stock of the Company (a “Merger Event”) subject to awards made under the Plan, or any distribution (other than normal cash dividends) to holders of such stock, fair and equitable provision and adjustment will be made in good faith by the Board or the Committee in respect of all unexercised options or stock appreciation rights to give proper effect to such event and preserve the value, rights and benefits of such options or stock appreciation rights. The Board or the Committee may, in the case of any Merger Event pursuant to which the Company is not the surviving corporation and pursuant to which the former of holders of the Stock do not hold more than a majority of the voting securities of the resulting entity immediately after each Merger Event, or in connection with any acquisition by any person of more than 50% of the outstanding shares of the Stock, provide that each option or stock appreciation right holder shall receive a cash payment (in exchange for and in cancellation of such option or stock appreciation right) equal to the difference (if positive) between the value of the per share consideration received by the holders of the stock in such Merger Event and the exercise or Base Price of such option or stock appreciation right, multiplied by the number of shares of the Stock underlying such option or stock appreciation right. In addition, in the event of any Merger Event pursuant to which all of the outstanding Stock held by the shareholders of the Company is exchanged for any lawful consideration, all unvested and unexercisable options or stock appreciation rights outstanding on the date on which shareholder approval of such Merger Event is obtained shall become fully vested and exercisable.

      Amendment; Termination. The Board at any time may amend the Plan, subject to any required regulatory approval and subject to the limitation that no amendment will be effective unless approved within 12 months after the date of the adoption of such amendment by the affirmative vote of the holders of a majority of the shares of the Company’s Voting Stock if such amendment would, but for such approval, prevent the issuance of Incentive Stock Options under the Plan or cause the Plan to no longer comply with the requirements of Section 162(m) of the Code. The Board at any time may suspend or terminate the Plan. The Plan, unless sooner terminated, will terminate on the 10th anniversary of its adoption by the Board but such termination will not affect any award theretofore granted.

      Federal Income Tax Consequences. The following is a brief and general summary of certain federal income tax consequences applicable to transactions under the Plan. Of course, the consequences of transactions depend on a variety of factors, including an employee’s tax status.

      Incentive Stock Options. An optionee will not realize any income upon the grant of an incentive stock option or, assuming requirements of the Plan and the Code are met, upon exercise thereof. If the Stock is disposed of by the optionee more than two years after the date of grant of the incentive stock option, and more than one year after the shares of stock acquired upon the exercise of the option are transferred to the optionee, any gain or loss realized upon such disposition will, in general, be a long-term capital gain or loss, and the Company (or a subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise. In general, if the Stock is disposed of by the optionee within such two-year and one-year periods in a taxable transaction, the excess, if any, of the amount realized (up to the fair market value of such shares on the exercise date) over the exercise price will be compensation taxable to the optionee as ordinary income, and the Company will generally be entitled to a deduction equal to the amount of ordinary income realized by the optionee. If the amount realized upon the disqualifying disposition exceeds the fair market value of the Stock on the exercise date, the excess will be a short-term capital gain. If the exercise price exceeds the amount realized upon such disqualifying disposition, the difference will, in general, be a short-term capital loss.

      Non-Qualified Stock Options. Upon the grant of a non-qualified stock option, an optionee will not realize any income. Generally, at the time a non-qualified stock option is exercised, the optionee will realize compensation taxable as ordinary income, and the Company will generally be entitled to a deduction, in an amount equal to the difference between the fair market value on the exercise date of the Stock acquired pursuant to such exercise and the exercise price. Upon a subsequent disposition of the Stock, the optionee will realize either long-term or short-term capital gain or loss, depending upon the holding period of the Stock.

      Stock Appreciation Rights. Upon the grant of a stock appreciation right, an optionee will not realize any income. Generally, at the time a stock appreciation right is exercised, an optionee will realize compensation taxable as ordinary income, and the Company will generally be entitled to a deduction, in an amount equal to any cash received (before applicable withholding) plus the fair market value on the exercise date of any Stock received.

      Restricted Stock. An employee will not realize any income upon the award of restricted stock. Generally, unless an employee has made an election under Section 83(b) of the Code, at the time the terms and conditions (if any) applicable to restricted stock are satisfied, an employee will realize compensation taxable as ordinary income, and the Company will generally be entitled to a deduction, equal to the then fair market value of the Stock received by the employee.

Vote Required

      Stockholder approval of Proposal No. 2 requires the affirmative vote of the holders of a majority of the outstanding shares of stock voted at the Meeting.

      The Board of Directors recommends that stockholders vote “for” the approval of the 2001 Long Term Incentive Plan.

PROPOSAL NO. 3:

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      At the meeting, a vote will be taken on a proposal by the Board of Directors to ratify the appointment of Arthur Andersen LLP to act as independent public accountants of the Company for the fiscal year ending June 30, 2002. Arthur Andersen LLP has audited the Company’s financial statements beginning with the fiscal year ended June 30, 2000. Stockholders approval of Proposal No. 3 requires the affirmative vote of the holders of a majority of the outstanding shares of stock voted at the meeting.

      The Board of Directors recommends a vote “for” the ratification of the appointment of Arthur Andersen LLP as the Company’s independent public accountants.

Meetings of the Board of Directors; Committees

      During the fiscal year ended June 30, 2001, the Board of Directors held 10 meetings. Each director attended at least 75 percent of the aggregate of all meetings of the Board of Directors and of all committees on which such person served during such period.

      Audit Committee. The Audit Committee of the Board of Directors is presently comprised of Messrs. André, Robbins (Chairman), Topfer, and Verner. The functions of the Audit Committee include reviewing and making recommendations to the Board of Directors with respect to the engagement or re-engagement of an independent accounting firm to audit the Company’s financial statements for the then-current fiscal year; the policies and procedures of the Company and management in maintaining the Company’s books and records and furnishing information necessary to the independent auditors; the adequacy and implementation of the Company’s internal controls, including the internal audit function and the adequacy and competency of the related personnel; and such other matters relating to the Company’s financial affairs and accounts as the Audit Committee may in its discretion deem desirable. The Audit Committee met four times during the fiscal year ended June 30, 2001.

      Nominating Committee. The Nominating Committee of the Board of Directors is presently comprised of Messrs. DiCesare, Kirschbaum (Chairman), and Robbins. This Committee advises and makes recommendations to the Board of Directors on all matters concerning the selection of candidates as nominees for election as directors. The Nominating Committee met once during the fiscal year ended June 30, 2001. The Nominating Committee will in the future consider nominees recommended by stockholders. Stockholders should submit the names of proposed nominees in writing attention of the Corporate Secretary, Alliance Gaming Corporation, 6601 South Bermuda Road, Las Vegas, Nevada 89119, along with appropriate background information.

      Compensation Committee. The Compensation Committee of the Board of Directors is presently comprised of Messrs. André, Kirschbaum, Robbins, Topfer (Chairman), and Verner. This Committee makes recommendations concerning the compensation of the Company’s executive officers. The Compensation Committee met twice during the fiscal year ended June 30, 2001.

Executive Compensation

      The following table sets forth the compensation paid or to be paid by the Company to the Company’s chief executive officer, the two other most highly compensated executive officers receiving over $100,000 per year, (the “Named Executive Officers”) for services rendered in all capacities to the Company during the fiscal year ended June 30, 2001:

Summary Compensation Table*

						Long-Term
						Compensation

	Fiscal	Annual Compensation				Securities
	Year					Underlying
	Ended				Other Annual	Options/	All Other
Name and Principal Position	June 30,	Salary	Bonus		Compensation(2)	SARs(3)	Compensation(4)

Robert Miodunski(1)	2001	$353,462	$550,000		—	50,000	$5,355
President and	2000	306,300	400,000	(5)	—	154,000	2,880
Chief Executive Officer	1999	240,300	92,000		—	5,714	3,000
Robert Saxton(6)	2001	$296,154	$375,000		—	30,000	$4,529
Senior Vice President,	2000	267,100	243,967		—	50,000	2,880
Treasurer and	1999	240,300	118,600		—	5,714	3,000
Chief Financial Officer
Mark Lerner(7)	2001	$219,170	$192,500		—	10,000	$4,279
Senior Vice President,	2000	203,700	12,936		—	—	2,880
Secretary, and	1999	187,400	22,896		—	14,378	2,065
General Counsel

*	As used in the tables provided under the caption “Executive Compensation,” the character “—” is used to represent “zero”.

(1)	Mr. Miodunski was appointed Chief Operating Officer of the Company in November 1999. In April 2000, Mr. Miodunski was appointed President, and in April 2001 was appointed Chief Executive Officer.

(2)	Excludes personal benefits in amounts less than the lesser of $50,000 or 10 percent of the total annual salary and bonus reported for the Named Executive Officer.

(3)	Share amounts have been restated to reflect a two-for-one stock split effective August 22, 2001.

(4)	“All Other Compensation” for fiscal year 2001 represents contributions made by the Company to the Company’s Profit Sharing 401(k) Plan.

(5)	Includes $100,000 sign on bonus pursuant to Mr. Miodunski’s employment at that time as Chief Operating Officer of the Company.

(6)	Mr. Saxton was appointed as Chief Financial Officer and Treasurer in March 2000.

(7)	Mr. Lerner was appointed Senior Vice President, General Counsel and Secretary in August 2000.

Option/ SAR Grants in Last Fiscal Year

      The following table relates to options granted during the fiscal year ended June 30, 2001 (as adjusted to affect the two-for-one stock split effective August 22, 2001):

	Individual Grants					Potential Realizable
						Value at
			% of Total			Assumed Annual Rates of
			Options/SARs			Stock Price Appreciation
			Granted			for Option Term(e)
	Options		to Employees in	Exercise	Expiration
Name	Granted		Fiscal Year	Price	Date	5%	10%

Robert Miodunski	50,000	(a)	12.28%	$12.05	4/24/11	$379,000	$960,000
Robert Saxton	30,000	(b)	7.37%	2.55	10/17/10	48,000	122,000
Mark Lerner	10,000	(c)	2.46%	2.55	4/25/01	16,000	41,000
David Robbins	10,000	(d)	2.46%	18.29	6/25/11	115,000	291,000
Jacques André	10,000	(d)	2.46%	1.27	8/27/10	8,000	20,000
Mort Topfer	20,000	(d)	4.91%	1.31	9/11/10	17,000	42,000
Kevin Verner	20,000	(d)	4.91%	9.69	4/01/11	122,000	309,000

(a)	Options vest: 16,666 on first anniversary thereof; 16,666 on second anniversary thereof; 16,668 on third anniversary thereof.

(b)	Options vest: 10,000 on grant date; 10,000 on first anniversary thereof; and 10,000 on second anniversary thereof.

(c)	Options vest: 3,334 on grant date; 3,333 on first anniversary thereof; 3,333 on second anniversary thereof.

(d)	Options vested on grant date.

(e)	Amounts shown in these columns have been derived by multiplying the exercise price by the annual appreciation rates shown (compounded for the term of the options), multiplying the result by the number of shares covered by the options, and subtracting the aggregate exercise price of the options. The dollar amounts set forth under this heading are the result of calculations at the 5 percent and 10 percent rates set by the Securities and Exchange Commission, and therefore are not intended to forecast possible future appreciation, if any, of the Company’s stock price.

Aggregated Option/ SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/ SAR Values

      The following table reflects outstanding options held by Named Executive Officers at June 30, 2001:

					Value of Unexercised
			Number of Unexercised		In-the-Money Options at
	Shares		Options at June 30, 2001		June 30, 2001(a)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Robert Miodunski	—	—	273,020	84,668	$4,245,738	$908,400
Robert Saxton	—	—	168,148	26,666	2,457,137	451,441
Mark Lerner	—	—	43,618	6,666	610,727	110,743

(a)	Represents the amount by which the market value of the underlying stock at June 30, 2001 ($19.16 per share as adjusted for the two-for-one stock split effective August 22, 2001) exceeds the aggregate exercise price of the options.

Directors’ Compensation

      Arrangements with Directors: Directors of the Company who are also employees are generally not separately compensated for their services as directors unless circumstances otherwise warrant. Compensation arrangements with other directors of the Company are as follows: (i) Chairman of the Board: $135,000 per year for services as Chairman of the Board and member of various committees, and (ii) other outside directors: $30,000 per year for services as a director and member of various committees. In addition, all non-employee directors receive option grants of 10,000 shares upon appointment to the Board of Directors and 5,000 shares on each anniversary date of their original appointment to the Board of Directors. All of these options are granted with an exercise price equal to fair market value on the grant date, vest immediately, and have a ten-year term. Additionally, beginning in fiscal year 2000, all options granted to Directors of the Company contain a provision which allows the option grant to remain outstanding for the full ten-year term, whether or not the director continues to be a director of the Company (unless the director resigns or is removed as a director before the expiration of the director’s term, in which event the option granted would expire 60 days after resignation or removal). Directors are also reimbursed for their reasonable out-of-pocket expenses incurred on Company business. The Company may grant directors (both employee and non-employee) additional cash compensation and options as time commitments, responsibilities and other circumstances may warrant.

      Other Arrangements: Effective July 1, 1997, the Company entered into employment agreements (the “Agreements”) with Mr. DiCesare and Mr. Kirschbaum (each an “Employee” and collectively the “Employees”) pursuant to which each Employee is a New York-based employee and works on major strategic transactions involving the Company or its affiliates, including mergers, acquisitions, divestitures, joint ventures, the negotiation of strategic alliances or relationships and financings and refinancings. The Employees are not expected to be involved in the day-to-day operations of the Company, are not expected to devote full-time to the business of the Company and may engage in outside activities, although they may not directly compete with the Company. Each Agreement expires on June 30, 2004. Under the Agreements, each Employee receives a base salary currently of $161,300, subject to annual inflation increases, and annual performance bonuses (each a “Bonus”) based upon annual performance goals determined by the Board of Directors and the Employee (which goals will generally relate without limitation to transactions of the type mentioned above involving the Company and/or one or more of its affiliates) and a target Bonus amount (and/or an appropriate minimum amount). If a goal is achieved, the Bonuses will be payable regardless of the level of the Employee’s involvement in the transaction. On termination of any Employee’s Agreement for any reason (including for “cause”), the Company may be required to pay Bonuses to such Employee following such termination upon achievement of performance goals within specified periods ending up to twenty-one months after the term of the Agreements. In addition, if the Company terminates an Employee without “cause,” or an Employee leaves the Company’s employ for “good reason” (as these terms are defined in the Agreements), the Employee will be entitled to receive for each remaining year of the term of the Agreements an amount equal to the highest aggregate Bonuses paid in any previous year as well as the base salary and other compensation provided for by the Agreements.

      The performance goals for each Employee for fiscal year 2001 were: (i) the closing of at least one “significant merger” with a value of at least $60 million and (ii) the closing of a “significant financing” with a value of at least $50 million. On the achievement of the performance goal set forth in clause (i), each Employee was to receive a minimum Bonus of $200,000. Upon the achievement of the performance goal set forth in clause (ii), each Employee was to receive a minimum Bonus of $125,000. Upon completion of the refinancing of the Company’s $215.0 million bank credit facility in June 2001, the Employees each received a bonus of $843,750. In addition to the Bonuses, the Agreements provide that the Board of Directors, in its sole discretion, may grant further discretionary bonuses to the Employees. No discretionary bonuses were paid during fiscal year 2001.

      Pursuant to the Agreements, an Employee may elect to restructure his relationship with the Company into that of a financial consultant or independent advisor, with compensation arrangements reflecting the nature of such relationship and the services to be provided in amounts reasonably consistent with the compensation and Bonuses payable over the term of the Agreements as contemplated therein, as determined reasonably and in good faith by the Board of Directors, but calculated and payable in a manner customary for financial consultant or independent advisor arrangements. The Company and the Employee will negotiate in good faith to establish a restructured agreement with respect to the services to be provided under the Agreements.

      In addition, effective July 1, 1997, the Company has agreed to pay KIC over the term of the Agreements an annual amount, currently $996,000, subject to annual inflation increases, plus the cost of reasonable employee benefits to its support staff and reasonable out-of-pocket expenses incurred by KIC and its officers and employees to the extent related directly to the Company’s business or potential business (the “KIC Agreement”). The Company has the right to terminate the KIC Agreement upon twelve months’ notice if Mr. Kirschbaum’s employment under his Agreement is terminated for any reason other than by the Company without “cause” or by the Employee “for good reason” (as such terms are defined in the Agreements).

Employment and Severance Arrangements

      The Company is party to an employment agreement with Mr. Miodunski which generally provides for a base salary of $400,000 per year through and including December 31, 2004, participation in the Company’s compensation programs for corporate officers, participation in the Company’s cash bonus program at amounts determined by the Board of Directors, and was granted 50,000 stock options (post-split) to vest 34% on the first anniversary of the new employment agreement, and 33% vested at each of the next two anniversary dates, and severance benefits of one year’s base salary if Mr. Miodunski is terminated prior to December 2004 without “cause” (as defined in Mr. Miodunski’s employment agreement).

      The Company is party to an employment agreement with Mr. Lerner which generally provides for a base salary (currently $220,000 per year), participation in the Company’s compensation programs for corporate officers, participation in the Company’s cash bonus program at amounts determined by the Board of Directors, and severance benefits of six months’ base salary if Mr. Lerner is terminated without cause.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

      During the fiscal year ended June 30, 2001, the Compensation Committee of the Board of Directors of the Company met two times. The Compensation Committee is currently comprised of Messrs. André, Kirschbaum, Robbins, Topfer, and Verner. During the last fiscal year, the entire Board of Directors generally participated in deliberations concerning the compensation of the Company’s executive officers. Other than previously described elsewhere herein, no other member of the Company’s Board of Directors was an officer or employee of the Company or any subsidiary during the fiscal year ended June 30, 2001, or is a former officer of the Company or any subsidiary.

      The Company has hired Ray & Berndtson, Inc., an international executive search firm, of which Mr. André is a partner, to perform certain personnel searches. The Company paid a total of $115,000 during the fiscal year ended June 30, 2001, for the searches conducted by this firm. The final fee for the searches will be based on a percentage of the first-year compensation paid to certain personnel if and when hired.

      The Company paid a total of $9,850 in fees to Brock Silverstein LLC, a law firm in which Mr. Robbins is a member, for services during the fiscal year ended June 30, 2001.

      The Company paid a total of $634,500 to Dell Computer Corporation, a company of which Mr. Topfer is a director, for the lease of computer equipment during the fiscal year ended June 30, 2001.

      Since July 1, 1998, certain directors have been involved in transactions in which Alliance was a party and in which the amount involved exceeded $60,000. See “Directors’ Compensation” and “Certain Relationships and Related Transactions.”

Certain Relationships and Related Transactions

      Pursuant to an agreement with the Company, Mr. Wilms received fees and expense reimbursements that totaled $183,000 during the fiscal year ended June 30, 2001.

      See also “Directors’ Compensation” and “Compensation Committee Interlocks and Insider Participation in Compensation Decisions.”

Board of Directors Report on Executive Compensation

      The Compensation Committee currently consists of Messrs. André, Kirschbaum, Robbins, Topfer, and Verner. Mr. Topfer currently serves as the Chairman of the Compensation Committee. A formal charter for the Compensation Committee was adopted by the Board of Directors in 1998. This charter provides for the following duties to be carried out by this Committee:

•	Review and approve executive compensation philosophy.

•	Approve all executive compensation plans and structures.

•	Approve annual and long term incentive performance metrices; determine and approve payouts.

•	Approve compensation for the Company’s management executive committee (consisting of certain members of senior management) as well as the Senior Vice Presidents in Bally Gaming and Systems.

•	Approve plan payouts to the members of the management executive committee that are outside of approved parameters.

•	Review key appointments and promotions.

•	Recommend approval for all management incentive plans, including stock options, to the Board of Directors and approve new change-in-control or special retention plans.

•	Approve bonus criteria, incentives, including stock options, and payouts for employee-directors.

      The Company’s compensation formulas for certain executives during the fiscal year ended June 30, 2001, were largely determined based on pre-existing contractual arrangements in place from the previous fiscal periods. The Compensation Committee believes as a general matter, but particularly with respect to senior executive officers, that the most effective method of compensation, and the method that most closely aligns management’s interest with those of the Company’s stockholders, is long-term compensation tied to the creation of stockholder value. The Compensation Committee believes that this method of compensation should constitute a significant portion of an executive’s compensation. Thus, it has been the Company’s policy where feasible and consistent with competitive market conditions to attempt to restrain base cash compensation while providing incentives for management to increase stockholder value. The Company hopes to achieve this goal through the use of (i) long-term stock options (that will not result in value to the holder unless the price of the Company’s Common Stock has appreciated) and (ii) cash bonuses tied to performance criteria (such as achievement of specific strategic, operational or financial tasks or targets, such as cash flow return on total assets and revenue growth, both in relation to operating income) which the Board of Directors believes will result in increases in stockholder value. Stock option grants to management have exercise prices equal to the share price at the time of grant and have five to ten year terms. The Board of Directors believes the compensation philosophy outlined above has the greatest probability of achieving significant returns to stockholders.

      The Board of Directors’ compensation determinations have been and continue to be affected by various competitive factors including the requirements to attract top-flight talent to the Company. The Company believes that it will continue to be constrained by these competitive factors as there continues to be demand from competing businesses to attract management talent of the type the Company desires to recruit.

Respectfully submitted,

COMPENSATION COMMITTEE
Jacques André
Joel Kirschbaum
David Robbins
Morton Topfer, Chairman
Kevin Verner

Report of the Audit Committee

      The Audit Committee is comprised of four members of the Board of Directors and operates under a written charter adopted by the Board (Exhibit B). The Board of Directors has reviewed The Nasdaq Stock

Market rules and has determined that all members of the Audit Committee are independent as defined under Nasdaq’s rules. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent accountants are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles. The Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.

2. The Audit Committee has discussed with Arthur Andersen LLP, the Company’s independent accountants, among other things, the matters required to be discussed by SAS 61 (Communication with public Audit Committees).

3. The Audit Committee has received the written disclosures and the representations from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Arthur Andersen LLP their independence.

4. Based on the review and discussion of the above information, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2001, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
David Robbins, Chairman
Morton Topfer
Jacques André
Kevin Verner

Fees paid to Independent Public Accountants

      For the fiscal year ended June 30, 2001, fees for services provided by Arthur Andersen LLP were as follows:

A. Audit of the financial statements for fiscal year ended June 30, 2001 and for reviews of financial statements in the Company’s quarterly reports on Form 10-Q	$305,000
B. Financial information systems design and implementation	—
C. All other services, primarily tax consulting services	629,000

      The Audit Committee has considered the effect of non-audit services provided by Arthur Andersen LLP on Arthur Andersen LLP’s independence, and does not believe that such independence has been impaired or otherwise compromised.

      A representative of Arthur Andersen LLP will be present at the Meeting, will have an opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

Stock Performance Graph

      The following graph compares the Company’s cumulative total stockholder return on its Common Stock (no dividends have been paid thereon) for the past five fiscal years in the period ending June 30, 2001, with cumulative total return, assuming reinvestment of dividends, of (i) the Nasdaq Stock Market (U.S.) and (ii) an index of peer companies that the Company believes are comparable to the Company in terms of their lines of business. The presentation assumes $100 was invested on June 30, 1996 (the last trading day prior to the end of the Company’s 1996 fiscal year). The company peer group used in the graph below consists of Acres Gaming, Anchor Gaming, International Gaming and Technology, Mikohn Gaming, Shuffle Master, and WMS Gaming and no longer includes Casino Data Systems (a).

COMPARISON OF 60 MONTH CUMULATIVE RETURN

(PERFORMANCE GRAPH)

	6/96	6/97	6/98	6/99	6/00

ALLIANCE GAMING CORPORATION	100.00	111.11	118.52	31.75	20.64
NASDAQ STOCK MARKET (U.S.)	100.00	121.60	160.06	230.22	340.39
PEER GROUP	100.00	92.89	109.95	91.57	115.73

[Additional columns below]

[Continued from above table, first column(s) repeated]

6/01

ALLIANCE GAMING CORPORATION	332.44
NASDAQ STOCK MARKET (U.S.)	184.54
PEER GROUP	267.49

(a)	Casino Data Systems was acquired by Aristocrat during the fiscal year ended June 30, 2001, and has therefore been removed from the peer group for all periods.

Compliance with Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers and persons who own more than 10 percent of a registered class of the Company’s equity securities (“Insiders”) to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company’s Common Stock. Insiders are required by the Commission’s regulations to furnish the Company with copies of all Section 16(a) reports filed by such persons. To the Company’s knowledge, based on its review of the copies of such reports furnished to the Company during the fiscal year ended June 30, 2001, all Section 16(a) filing requirements applicable to Insiders were complied with, except that Messrs. Miodunski, Saxton, André and Topfer each filed one Form 4 that was one month late.

STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

      In order for a stockholder proposal to be included in the Board of Directors’ Proxy Statement for the 2001 Annual Meeting of Stockholders, such proposal must be received at 6601 South Bermuda Road, Las Vegas, Nevada 89119, Attention: Corporate Secretary, no later than the close of business on October 5, 2002 (except as otherwise provided in the bylaws) and must otherwise comply with the applicable provisions of the Securities Exchange Act of 1934.

OTHER MATTERS

      The Board of Directors does not know of any other matter that will be brought before the Meeting. However, if any other matter properly comes before the Meeting, or any adjournment or postponement thereof, that may properly be acted upon, the proxies solicited hereby will be voted on such matter in accordance with the discretion of the proxy holders named therein.

      You are urged to sign, date, and return the enclosed proxy in the envelope provided. No further postage is required if the envelope is mailed within the United States. If you subsequently decide to attend the Meeting and wish to vote your shares, you may do so. Your cooperation in giving this matter your prompt attention will be appreciated.

By Order of the Board of Directors

/s/ MARK LERNER
Mark Lerner
Senior Vice President and Secretary

APPENDIX A

1.     Introduction

      The 2001 Long Term Incentive Plan (the “Plan”) is intended to encourage stock ownership by directors, employees and designated paid consultants of Alliance Gaming Corporation and its subsidiaries (collectively, the “Subsidiaries” and individually, a “Subsidiary”), in order to increase their proprietary interest in the success of the Company and to encourage them to remain in the employ of the Company or a Subsidiary.

      Options granted under the Plan may be either Incentive Stock Options or Nonstatutory Stock Options; the term “option” when used hereinafter refers to either Incentive Stock Options or Nonstatutory Stock Options, or both. Restricted stock awarded under the Plan is subject to restrictions as determined in each specific case by the Board or by a duly appointed committee of the Board (the “Committee”). Stock Appreciation Rights may be granted under the Plan. The term “Award” when used hereinafter collectively refers to options, Stock Appreciation Rights and restricted stock awarded under the Plan.

2.     Administration

      Administration of the Plan. The Plan is administered by the Board or, if the Board so determines, by the Committee, provided that except as otherwise provided below, in the case of Awards to directors or officers subject to Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”), the Committee has exclusive responsibility for and authority to administer the Plan unless the Board expressly determines otherwise. The membership of the Committee consists of not less than two members of the Board and will be constituted, if possible, to permit the Plan to comply with Rule 16b-3 promulgated under the Exchange Act or any successor rule (“Rule 16b-3”) and with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Duly authorized actions of the Committee constitute actions of the Board for the purposes of the Plan and its administration. The Board or the Committee, as applicable, has authority in its sole discretion:

•	to determine the time or times at which, and the directors, employees and consultants to whom options, Stock Appreciation Rights and restricted stock are awarded under the Plan;

•	to determine the base price of any Stock Appreciation Right, the Incentive Stock Option Price or the Nonstatutory Stock Option Price (both as defined below) of, and the number of shares of Stock (as defined below) to be covered by, Stock Appreciation Rights and options granted under the Plan;

•	to determine the number of shares of Stock to be covered by awards of restricted stock under the Plan;

•	to determine the time or times at which each option and/or Stock Appreciation Right granted under the Plan may be exercised, including whether the option or Stock Appreciation Right may be exercised in whole or in installments;

•	to establish the terms of the restrictions applicable to any restricted stock awarded, and to determine the time or times at which restrictions lapse;

•	to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to it; and

•	to make all other determinations which the Board or Committee, as applicable, deem necessary or advisable for the administration of the Plan.

      Reserved Authority of the Board. The Committee has all the powers and duties set forth above, as well as any additional powers and duties that the Board may delegate to it; provided, however, that the Board expressly retains the right (i) to determine whether the shares of Stock reserved for issuance upon the exercise of options or as restricted stock awarded under the Plan shall be issued shares or unissued shares, (ii) to appoint the members of the Committee, and (iii) to terminate or amend the Plan. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee, and may discharge the Committee.

3.     Common Stock Subject to the Plan

      Limitation on Number of Shares. The number of shares which may at any time be made subject to options or Stock Appreciation Rights, or which may be issued upon the exercise of options or Stock Appreciation Rights granted under the Plan or made subject to grants of restricted stock, is limited to an aggregate of 2,500,000 shares of the common stock, $.10 par value, of the Company (the “Stock”). The shares reserved for issuance pursuant to the Plan may consist either of authorized but previously unissued shares of Stock, or of issued shares of Stock which have been reacquired by the Company, as determined from time to time by the Board. If any option or Stock Appreciation Right granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, or any restricted stock Award is forfeited for any reason, the shares of Stock allocable to the unexercised portion of the option or Stock Appreciation Right or to the forfeited portion of the restricted stock Award may again be made subject to an option or Award under the Plan.

      Adjustments of Number of Shares. In the event of a change in the common stock of the Company that is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change are deemed to be the common stock for purposes of the Plan.

4.     Eligibility

      Awards may be granted under the Plan to paid consultants, directors and employees of the Company or a Subsidiary designated by the Board or the Committee, provided that Incentive Stock Options may be awarded only to regular full-time employees of the Company or a Subsidiary (including employees who serve as officers or directors). As used in the Plan, “paid consultant” means an independent contractor retained to perform continuing and substantial services for the Company or any subsidiary, and designated as a paid consultant by the Board or the Committee. Any person granted an Award under the Plan (a “Grantee”) remains eligible to receive one or more additional grants thereafter, notwithstanding that options or Stock Appreciation Rights previously granted to such person remain unexercised in whole or in part, or that the applicable restrictions on any restricted stock issued to such person have not lapsed.

5.     Stock Options

      In General. The Plan authorizes the Board or the Committee to grant options that qualify as incentive stock options pursuant to Section 422 of the Code (“Incentive Stock Options”), or options that do not so qualify (“Nonstatutory Stock Options”). Each option granted under the Plan is evidenced by a written and executed option agreement which will specify whether the option granted therein is an Incentive Stock Option or a Nonstatutory Stock Option.

      Incentive Stock Options. Each stock option agreement covering an Incentive Stock Option granted under the Plan and any amendment thereof, other than an amendment to convert an Incentive Stock Option into a Nonstatutory Stock Option, will conform to the following provisions and may contain other terms and provisions consistent with the requirements of the Plan as the Board or the Committee deem appropriate:

      Option Price. The purchase price of each of the shares of Stock subject to an Incentive Stock Option (the “Incentive Stock Option Price”) will be a stated price which is not less than the fair market value of such share of Stock, determined in accordance with Section 9 below, or the par value of such share if greater, as of the date such Incentive Stock Option is granted; provided, however, that if an employee, at the time an Incentive Stock Option is granted to him or her, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or of the parent corporation (as defined in Section 424(e) of the Code), if any, of the Company or of any of the Subsidiaries (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all such classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor, or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), then the Incentive Stock Option Price of each share of Stock subject to such Incentive Stock Option will be at least 110% of the fair market value of such share of Stock, as determined in accordance with Section 9 below.

      Term. Incentive Stock Options granted under the Plan will be exercisable for the periods determined by the Board or the Committee at the time of grant of each Incentive Stock Option, but in no event is an Incentive Stock Option exercisable after the expiration of ten years from the date of grant; provided, however, that an Incentive Stock Option granted to any employee as to whom the Incentive Stock Option Price of each share of Stock subject thereto is required to be 110% of the fair market value of the share of Stock pursuant to the preceding paragraph will not be exercisable after the expiration of five years from the date of grant. Each Incentive Stock Option granted under the Plan is also subject to earlier termination as provided in the Plan.

      Exercise. Generally under the Plan, Incentive Stock Options may be exercised in whole or in installments, to the extent, and at the time or times during the terms thereof, as determined by the Board or the Committee at the time of grant of each option.

      Incentive Stock Options granted under the Plan are exercisable only by delivery to the Company of written notice of exercise, which states the number of shares with respect to which such Incentive Stock Option is exercised, the date of grant of the Incentive Stock Option, the aggregate purchase price for the shares with respect to which the Incentive Stock Option is exercised and the effective date of such exercise, which date may not be earlier than the date the notice is received by the Company nor later than the date upon which the Incentive Stock Option expires. The written notice of exercise must be sent together with the full Incentive Stock Option Price of the shares purchased, which may be paid in cash or in shares of any class of issued and outstanding stock of the Company held for more than six months by the option holder, whether preferred or common, or partly in cash and partly in such shares of stock. If any portion of the Incentive Stock Option Price is paid in shares of stock of the Company, the shares will be valued at their fair market value, as determined in accordance with Section 9 below, as of the effective date of exercise of the Incentive Stock Option. The delivery of shares of stock upon exercise of an Incentive Stock Option shall be subject to such restrictions as the Board or the Committee may determine to be appropriate, including, without limitation, a requirement that such shares be held by an agent designated by the Company until sold or otherwise disposed of by the option holder, to assure that the Company is advised of any disposition of such shares by the option holder within two years of the date of grant of the Incentive Stock Option or within one year after the date of exercise of the Incentive Stock Option.

      In general, an Incentive Stock Option granted under the Plan remains outstanding and is exercisable only so long as the person to whom the Incentive Stock Option was granted remains an officer or employee of the Company, the parent corporation, if any, of the Company, or any of the Subsidiaries. All Incentive Stock Options granted under the Plan are nontransferable, except by will or the laws of descent and distribution, and are exercisable during the lifetime of the person to whom granted only by such person (or his duly appointed, qualified, and acting personal representative).

      No Incentive Stock Option may be exercised as to fewer than 100 shares of Stock at any one time without the consent of the Board or the Committee, unless the number of shares to be purchased upon the exercise is the total number of shares at the time available for purchase under the Incentive Stock Option.

      The Board or the Committee may also permit Grantees (either on a selective or group basis) to simultaneously exercise options and sell the shares of the Stock thereby acquired, pursuant to a “cashless exercise” arrangement or program, selected by and approved of in all respects in advance by the Board or the Committee. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any option may be used by the Company for general corporate purposes. Any portion of an option that is exercised may not be exercised again.

      Nonstatutory Stock Options. Each stock option agreement covering a Nonstatutory Stock Option granted under the Plan and any amendment thereof will conform to the following provisions and may contain other terms and provisions consistent with the requirements of the Plan as the Board or the Committee deem appropriate:

      Option Price. The purchase price of each of the shares of Stock subject to a Nonstatutory Stock Option (the “Nonstatutory Stock Option Price”) will be a fixed price determined by the Board or the Committee at the time of grant, which will not be less than the greater of the par value of such share, or one hundred percent (100%) of the fair market value of such share, determined in accordance with Section 9 below, on the date of the grant of the Nonstatutory Stock Option.

      Term. Nonstatutory Stock Options granted under the Plan are exercisable for a period of ten years unless otherwise determined by the Board or the Committee at the time of grant. Each Nonstatutory Stock Option granted under the Plan will also be subject to earlier termination as provided in the Plan.

      Exercise. Generally, under the Plan, Nonstatutory Stock Options may be exercised in whole or in installments to the extent, and at the time or times during the terms thereof, as determined by the Board or the Committee at the time of grant of each option.

      Nonstatutory Stock Options granted under the Plan are exercisable only by delivery to the Company of written notice of exercise, which states the number of shares with respect to which such Nonstatutory Stock Option is exercised, the date of grant of the Nonstatutory Stock Option, the aggregate purchase price for the shares with respect to which the Nonstatutory Stock Option is exercised and the effective date of such exercise, which date may not be earlier than the date the notice is received by the Company nor later than the date upon which the Nonstatutory Stock Option expires. The written notice of exercise must be sent together with the full Nonstatutory Stock Option Price of the shares purchased, which may be paid in cash or in shares of any class of issued and outstanding stock of the Company held for more than six months by the option holder, whether preferred or common, or partly in cash and partly in such shares of stock. If any portion of the Nonstatutory Stock Option Price is paid in shares of stock of the Company, the shares will be valued at their fair market value, as determined in accordance with Section 9 below, as of the effective date of exercise of the Nonstatutory Stock Option.

      In general, a Nonstatutory Stock Option granted under the Plan remains outstanding and is exercisable only so long as the person to whom the Nonstatutory Stock Option was granted remains either a director, employee or paid consultant of the Company, the parent corporation, if any, of the Company, or any of the Subsidiaries. A person is deemed to be a paid consultant only so long as he or she continues to perform and be compensated for substantial services for the Company, the parent corporation, if any, of the Company, or a Subsidiary, as to which the determination of the Board or the Committee, as applicable, will be binding and conclusive. Unless the Board or Committee determines otherwise, all Nonstatutory Stock Options granted under the Plan will be nontransferable, except by will or the laws of descent and distribution.

      No Nonstatutory Stock Option may be exercised as to fewer than 100 shares at any one time without the consent of the Board or the Committee, unless the number of shares to be purchased upon the exercise is the total number of shares at the time available for purchase under the Nonstatutory Stock Option.

      The Board or the Committee may also permit Grantees (either on a selective or group basis) to simultaneously exercise options and sell the shares of the Stock thereby acquired, pursuant to a “cashless exercise” arrangement or program, selected by and approved of in all respects in advance by the Board or the Committee. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any option may be used by the Company for general corporate purposes. Any portion of an option that is exercised may not be exercised again.

      The exercise or Option Price of any outstanding Incentive Stock Option or Nonstatutory Stock Option may not be adjusted or amended by the Board or Committee (other than in accordance with Section 11 below), whether by amendment, cancellation, replacement grants, or any other means. As used herein, “replacement grants” means any grant of Incentive Stock Options, Nonstatutory Stock Options or Stock Appreciation Rights reasonably related to any prior or potential cancellation of any outstanding options or stock appreciation rights for new options or new stock appreciation rights in tandem with previously granted options or stock appreciation rights that will operate to cancel the previously granted options or stock appreciation rights upon exercise of the new options or new stock appreciation rights.

6.     Restrictions Applicable to Restricted Stock

      The Board or the Committee may place any restrictions it deems appropriate on any shares of restricted stock awarded under the Plan to an employee, director or paid consultant; provided, however, that shares of restricted stock awarded under the Plan are subject to certain restrictions including the following:

      Vesting. In general, shares of Stock awarded to directors, employees or paid consultants will vest (a) in full with respect to all Stock underlying the Award of restricted stock at the expiration of a period of not less than three years from the date of grant of the Award, or (b) proportionately in equal installments of the Stock underlying the Award of restricted stock over a period of not less than three years from the date of grant of the Award, as the Board or the Committee determines, and, in each such case, based upon continued service during any such period by the recipient as a director, employee or paid consultant of the Company or any of its Subsidiaries. Any shares of Stock remaining subject to forfeiture in accordance with the related vesting schedule are hereinafter referred to as “Unvested Shares.” Subject to Section 10 below, neither the Board nor the Committee have the authority to otherwise accelerate the vesting of an Award of restricted stock.

      Delivery to Escrow. Unless the Board or the Committee determines otherwise, upon issuance of a certificate evidencing such shares the recipient will be required to deliver the certificate, endorsed in blank or with a duly executed stock power attached, to the Secretary of the Company, or such other person or entity as the Board or the Committee may designate, to be held until any vesting restrictions applicable thereto have lapsed or any Unvested Shares have been forfeited.

      Legend. Unless the Board or the Committee determines otherwise, each certificate evidencing Unvested Shares issued under the Plan will bear a legend to the effect that such shares are subject to potential forfeiture and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of an agreement between the issuer and the registered owner.

7.     Stock Appreciation Rights

      The grant of Stock Appreciation Rights under the Plan is subject to the following terms and conditions and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Board or the Committee sets forth in the relevant Award agreement:

      Stock Appreciation Rights. A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Stock entitling the Grantee to receive an amount equal to the excess of (a) the fair market value of a share of Stock on the date of exercise over (b) the fair market value of a share of Stock on the date of grant of the Stock Appreciation Right (the “Base Price”) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right has been exercised. Fair market value is determined in accordance with Section 9 below.

      Grant. A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of any Nonstatutory Stock Option or Incentive Stock Option.

      Date of Exercisability. Unless otherwise provided in the Grantee’s Award agreement in respect of any Stock Appreciation Right, a Stock Appreciation Right may be exercised by the Grantee, in accordance with and subject to all of the procedures established by the Board or the Committee, in whole or in part at any time and from time to time during its specified term. Notwithstanding the preceding sentence, in no event is a Stock Appreciation Right exercisable prior to the exercisability of any Non-Qualified Stock Option or Incentive Stock Option with which it is granted in tandem. The Board or the Committee may also provide, as set forth in the relevant Award agreement, that some Stock Appreciation Rights will be automatically exercised on one or more dates specified by the Board or the Committee.

      Form of Payment. Upon exercise of a Stock Appreciation Right, payment may be made in cash, in restricted stock or in shares of unrestricted Stock, or in any combination thereof, as the Board or the Committee, in its sole discretion, determines and provides in the relevant Award agreement.

      Tandem Grant. The right of the Grantee to exercise a tandem Stock Appreciation Right terminates to the extent the Grantee exercises the Non-Qualified Stock Option or the Incentive Stock Option to which the Stock Appreciation Right is related.

      The Base Price of any outstanding Stock Appreciation Right may not be adjusted or amended by the Board or the Committee (other than in accordance with Section 11 below), whether by amendment, cancellation, replacement grants, or any other means.

8.     Rights of Grantees

      Options. No holder of an option or Stock Appreciation Right will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to such option or Stock Appreciation Right unless and until his or her option or Stock Appreciation Right has been exercised pursuant to the terms thereof, the Company has issued and delivered to the holder of the option or Stock Appreciation Right the shares of Stock as to which the holder has exercised his or her option or Stock Appreciation Right, and the holder’s name has been entered as a stockholder of record on the books of the Company. Thereupon, such person shall have full voting and other ownership rights with respect to such shares of Stock.

      Restricted Stock. Each recipient of a restricted stock award is deemed to be the registered owner of any Unvested Shares subject to such award, notwithstanding that such shares may be subject to restrictions and possible forfeiture under the terms of the agreement pursuant to which they were received. Unless and until all or a portion of the Unvested Shares are forfeited in accordance with the terms of such agreement, the recipient thereof will have full voting rights with respect to such shares as well as the right to receive any and all distributions thereon.

9.     Determination of Fair Market Value

      For the purposes of the Plan, the fair market value of a share of stock of the Company is determined as follows:

(a) if on the date as of which a determination is made the class of stock being valued is admitted to trading on a national securities exchange or exchanges, including without limitation the National Association of Securities Dealers Automated Quotation System (“Nasdaq”), for which actual sale prices are regularly reported, or actual sales prices are otherwise regularly published for such stock, the fair market value of a share of the stock is deemed to be equal to the closing sale price reported for the stock on the date as of which the determination is made (or the next preceding trading date if the date of determination is not a trading date); or

(b) if on the date as of which a determination is made no such closing sales prices are reported, but quotations for the class of stock being valued are regularly listed on the Nasdaq or another comparable system, the fair market value of a share of the stock is deemed to be equal to the mean of the average of the closing bid and asked prices for the stock quoted on such system on the date as of which the determination is made (or the next preceding trading date if the date of determination is not a trading date); or

(c) if no such quotations or actual sales prices are available, the fair market value of a share of the stock will be deemed to be the average of the closing bid and asked prices furnished by a professional securities dealer making a market in such shares, as selected by the Board, for the trading date as of which the determination is made (or the next preceding trading date if the date of determination is not a trading date).

      Notwithstanding (a) – (c) above, the Board or the Committee may determine the fair market value of a share of stock of the Company on the basis of such factors as it deems appropriate if it determines in good faith that the approach specified above does not properly reflect the fair market value of such stock.

10.	Retirement, Termination of Employment or Death of Holders of Options, Stock Appreciation Rights and Restricted Stock

      Retirement or Disability. If a Grantee retires from employment with the Company or any of its Subsidiaries as a result of normal retirement (that is, termination of employment by the Grantee after he or she attains age sixty-five (65)), or terminates employment with the Company after becoming “permanently disabled” (as defined in the Gaming and Technology, Inc. Profit Sharing 401(k) Plan as in effect on the date of adoption of the Plan by the Board), any restrictions then applicable to his or her Award will lapse and it will thereafter be exercisable (in the case of options and Stock Appreciation Rights) or transferable (in the case of restricted stock) in whole or in part, by the person to whom granted (or his or her duly appointed, qualified, and acting personal representative) in the manner set forth in Sections 5, 6 and 7 above, at any time within the remaining term of the Award, unless otherwise determined by the Board or the Committee at the time of grant.

      Other Termination of Service or Employment. Except as determined by the Board or the Committee at the time of grant, or as otherwise provided herein or in a Grantee’s employment agreement, (a) if a person to whom restricted stock has been awarded under the Plan ceases to be either a director, employee or paid consultant of the Company or a Subsidiary, any Unvested Shares of restricted stock held by the person are forfeited as of the last date he or she was either a director, employee or paid consultant of the Company or a Subsidiary, and (b) if a person to whom an option or Stock Appreciation Right has been granted under the Plan ceases to be either a director, employee or paid consultant of the Company or a Subsidiary, such option or Stock Appreciation Right will continue to be exercisable or transferable to the same extent that it was exercisable on the last day on which he or she was either a director, employee or paid consultant for a period of 60 days thereafter, whereupon such option or Stock Appreciation Right will terminate and not be exercisable thereafter; provided, however, that in the event of termination of employment, termination of service as a paid consultant, or removal from office as a director for Cause (as defined below), any such option or Stock Appreciation Right will terminate ten days after such termination of employment, service or removal from office rather than 60 days thereafter. Notwithstanding the immediately preceding sentence, the term during which an option or Stock Appreciation Right may be exercised shall not in any event extend beyond the remaining term of such Award as specified in connection with the grant thereof. No Award made under the Plan will be affected by any change of duties or position of the person to whom the Award was made or by any temporary leave of absence granted to the person by the Company or any of its Subsidiaries. For purposes of the Plan, “Cause” means (i) the Grantee being convicted of a felony, (ii) the Grantee willfully committing an act of embezzlement or malfeasance which is intended to materially enrich himself or herself at the expense of the Company or any of its Subsidiaries or is otherwise intended to materially harm the Company, or (iii) the Grantee being rejected for an applicable license or approval by a gaming regulatory authority having jurisdiction over the Company as a result of an explicit finding of lack of suitability solely as a result of the Grantee’s commission of a crime or an act of embezzlement or malfeasance.

      Death. Unless otherwise determined by the Board or the Committee at the time of grant, (a) if a person to whom an option or Stock Appreciation Right has been granted under the Plan dies prior to the expiration of the term of the option or Stock Appreciation Right, the option or Stock Appreciation Right is exercisable by the estate of the Grantee, or by a person who acquired the right to exercise such option or Stock Appreciation Right by bequest or inheritance from the Grantee, at any time within two years after the death of the person and prior to the date upon which such option or Stock Appreciation Right expires as specified in connection with the grant thereof, to the extent and in the manner exercisable by the Grantee at the date of his or her death; and (b) if a person to whom restricted stock has been awarded under the Plan dies prior to the lapse of all restrictions applicable to such restricted stock, any Unvested Shares held by such person on the date of his or her death will be forfeited.

      Termination with Board Approval. If a Grantee ceases to be either a director, employee or paid consultant of the Company or a Subsidiary for any reason other than removal for Cause, and the Board or the Committee expressly determines that such termination of service or employment is in the best interests of the Company, then an option or Stock Appreciation Right awarded to the Grantee under the Plan will be exercisable by the Grantee or by the estate of the Grantee, by a person who acquired the right to exercise such option or Stock Appreciation Right by bequest or inheritance from the Grantee or otherwise, for an additional period following termination of service or employment as determined by the Board or the Committee but in no event later than the date upon which such option or Stock Appreciation Right would have expired absent such termination of service or employment. Any such extended option or Stock Appreciation Right will be exercisable only to the extent and in the manner exercisable by the Grantee at the time of such termination of service or employment.

11.     Adjustments

      Changes in Capitalization. In the event of any change in the number of shares of the outstanding Stock of the Company by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, or similar event, the Board or the Committee will adjust proportionally the number and kind of shares subject to the Plan, and the number, kind, and per share Stock Appreciation Right Base Price, Incentive Stock Option Price or Nonstatutory Stock Option Price (as the case may be) of shares then subject to unexercised options. Any such adjustment will be made without a change in the aggregate purchase price or aggregate Base Price of the shares of the Stock subject to the unexercised portion of any option or Stock Appreciation Right.

      Merger Event. In the event of any merger, spin-off, split-off or other similar consolidation, reorganization or change affecting any class of stock of the Company (a “Merger Event”) subject to Awards made under the Plan, or any distribution (other than normal cash dividends) to holders of the stock, fair and equitable adjustment will be made in good faith by the Board or the Committee, including (without limitation) adjustments to avoid fractional shares, in respect of all unexercised options or Stock Appreciation Rights to give proper effect to such event and preserve the value, rights and benefits of such options or Stock Appreciation Rights; provided, however, that the Board or the Committee may, in the case of any Merger Event pursuant to which the Company is not the surviving corporation and pursuant to which the former holders of the Stock do not hold, directly or indirectly, more than a majority of the voting securities of the resulting entity immediately after the Merger Event or in connection with any acquisition by any person of more than fifty percent (50%) of the outstanding shares of the Stock, provide that each option or Stock Appreciation Right holder will receive a cash payment (in exchange for and in cancellation of such option or Stock Appreciation Right) equal to the difference (if greater than zero) between the value of the per share consideration received by the holders of the Stock in the Merger Event or the acquisition and the purchase price or Base Price of such option or Stock Appreciation Right, multiplied by the number of shares of the Stock underlying such option or Stock Appreciation Right (and if the difference is equal to or less than zero, the Committee may provide that each such holder will receive no payment, nor any other compensation, in exchange for and in cancellation of any such option or Stock Appreciation Right). In addition, in the event of any Merger Event pursuant to which all of the outstanding Stock held by the shareholders of the Company is exchanged for any lawful consideration, all unvested and unexercisable options or Stock Appreciation Rights outstanding on the date on which shareholder approval of the Merger Event is obtained will become 100% vested and exercisable.

12.     Maximum Awards

      The following maximum annual and other amounts are subject to adjustment under Section 11 above and are subject to the Plan maximum under Section 3 above. All Grantees in the aggregate may not receive in any fiscal year Awards of options and/or Stock Appreciation Rights, in the aggregate, exceeding 2,500,000 underlying shares of Stock. Each individual Grantee may not receive in any fiscal year Awards of options and/or Stock Appreciation Rights exceeding 1,500,000 underlying shares of Stock. No more than 600,000 shares of Stock may be granted as Awards of restricted stock.

13.     Manner of Grant

      Nothing contained in the Plan or in any resolution adopted by the Board or any committee thereof or by the stockholders of the Company with respect to the Plan, except as provided in the Plan, will constitute the granting of an Award under the Plan. The granting of an Award under the Plan is deemed to occur only upon the date on which the Board or the Committee approves the grant of the Award. Each Award granted under the Plan shall be evidenced by a written agreement, in the form determined by the Board or the Committee, signed by a representative of the Board or the Committee and the recipient thereof.

14.     Compliance with Laws and Regulations

      The obligation of the Company to sell and deliver any shares of Stock under the Plan is subject to all applicable laws, rules and regulations, and the obtaining of all approvals by governmental agencies deemed necessary or appropriate by the Board or the Committee. In general, the Board or the Committee may make such changes in the Plan and include such terms in any Award agreement as may be necessary or appropriate, in the opinion of counsel to the Company, to comply with the rules and regulations of any governmental authority, or to obtain for employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and the regulations thereunder.

15.     Tax Withholding

      The Company or Subsidiary for which services are performed by a director, employee or paid consultant granted an Award under the Plan has the right to deduct or otherwise effect a withholding of any tax (including, without limitation, any FICA (employment) tax required to be withheld under Chapter 21 of the Code, any income tax required to be withheld under Chapter 24 of the Code, and any similar tax imposed under state, local, or foreign law) required by federal, state, local or foreign laws to be withheld or otherwise deducted and paid with respect to the grant, vesting or exercise of any Award or the sale of stock acquired upon the exercise of an Incentive Stock Option; or, in lieu of such withholding, to require that the Grantee or person holding such Award pay to the Company or such Subsidiary in cash (or, at the sole discretion of the Board or the Committee, in the form of shares of Stock) the amount of any taxes required to be withheld or otherwise deducted and paid by the Company or its Subsidiary in connection with the grant, vesting or exercise of any Award or the sale of shares acquired upon the exercise of an Incentive Stock Option. The Company may condition any delivery of stock certificates or other evidence of ownership of shares of Stock on payment of the tax amounts referred to in this Section 15.

16.     Nonexclusivity of the Plan

      Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval has any impact on existing qualified or nonqualified retirement, bonus or option plans of the Company or creates any limitations on the power of the Board to adopt any other incentive arrangements that it may deem desirable, including, without limitation, the granting of stock options, stock appreciation rights or restricted stock otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

17.     Amendment

      The Board at any time, and from time to time, may amend the Plan, subject to any required regulatory approval and subject to the limitation that, except as provided above in Section 11, no amendment is effective unless approved within 12 months after the date of the adoption of such amendment by the affirmative vote of the holders of a majority of the shares of the Company’s Voting Stock present in person or represented by proxy at a duly held meeting at which a quorum is present (or by such greater vote as may be required by applicable law, regulation or provision of the certificate of incorporation or bylaws of the Company) if the amendment would, but for such approval, prevent the issuance of Incentive Stock Options under the Plan or cause the Plan to no longer comply with the requirements of Section 162(m) of the Code.

      Except as provided in Section 11 above, rights and obligations under any Awards granted before amendment of the Plan may not be altered or impaired by amendment of the Plan in any manner having a significant adverse effect on a Grantee, except with the consent of the Grantee thereof.

18.     Termination or Suspension

      The Board at any time may suspend or terminate the Plan. The Plan, unless sooner terminated, will terminate on the 10th anniversary of its adoption by the Board or its approval by the stockholders of the Company, whichever is earlier, but such termination will not affect any Award theretofore granted. No Award may be granted under the Plan while the Plan is suspended or after it is terminated. In general, no rights or obligations under any Award granted while the Plan is in effect will be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Award was granted. Any Award granted under the Plan may be terminated by agreement between the holder thereof and the Company and, in lieu of the terminated Award, a new Award may be granted.

19.     Miscellaneous

      Nothing contained in the Plan (or in any written Award agreement) obligates the Company or any Subsidiary to continue for any period to elect any individual as a director or to employ an employee or consultant to whom an Award has been granted, or interfere with the right of the Company or any Subsidiary to vary the terms of the person’s service or employment or reduce the person’s compensation.

20.     Exculpation and Indemnification

      To the fullest extent permitted by applicable law and regulation, the Company will indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs, and expenses incurred by them as a result of any act, or omission to act, in connection with the performance of their duties, responsibilities, and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct, or criminal acts of such persons.

21.     Governing Law

      The Plan and all actions taken thereunder are governed by and construed in accordance with the laws of the State of Nevada, without reference to the principles of conflict of laws thereof.

22.     Unfunded Plan

      The Plan is unfunded and the Company is not required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award agreement is based solely upon the contractual obligations that may be created as a result of the Plan or any such Award or agreement. No such obligation of the Company will be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award agreement will be construed as creating in respect of any Grantee (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Grantee, any beneficiary thereof or any other person.

PLAN COMMITTEE

      Information with respect to the administration of the Plan by the Committee is set forth above in Section 2. Members of the Board will act in the capacity as managers of the Plan and not as trustees thereof. Additional information about the Committee may be obtained by calling the office of the Secretary of the Company at (702) 270-7600, or by writing the Company’s Secretary at Alliance Gaming Corporation, 6601 South Bermuda Road, Las Vegas, Nevada 89119-3605.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The following is a general summary of certain federal income tax consequences applicable to the Plan. The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction. Because the tax consequences of events and transactions under the Plan depend upon various factors, including a Grantee’s own tax status, each person who receives a grant or award under the Plan should consult his or her own tax advisor with respect thereto.

Stock Options and Stock Appreciation Rights

      1.     Incentive Stock Options

      Upon the grant of an Incentive Stock Option, a Grantee will not recognize any income. No income will be recognized by a Grantee upon the exercise of an Incentive Stock Option if the requirements of the Plan and the Code are met, including, without limitation, the requirement that the Grantee remain an employee of the Company (or a Subsidiary) during the period beginning on the date of the grant of the option and ending on the day three months (one year if the Grantee becomes disabled) before the date the option is exercised.

      The federal income tax consequences of a subsequent disposition of shares of Common Stock acquired upon the exercise of an Incentive Stock Option will depend upon when the disposition occurs and the type of disposition.

      If such shares are disposed of by the Grantee more than two years after the date of grant of the Incentive Stock Option, and more than one year after such shares are transferred to the Grantee, gain or loss realized upon such disposition will, in general, be characterized as long-term capital gain or loss, and the Company (or the Subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise.

      If such shares are disposed of by the Grantee within two years after the date of grant of the Incentive Stock Option, or within one year after such shares are transferred to the Grantee (a “disqualifying disposition”) and the disqualifying disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized to the Grantee, the excess, if any, of the amount realized (up to the fair market value of such shares on the exercise date) over the option price will be compensation taxable to the Grantee as ordinary income in the year of disposition, and the Company (or the Subsidiary) may be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under “Additional Information,” and other applicable Code provisions) equal to the amount of ordinary income recognized by the Grantee. If the amount realized by the Grantee upon such disqualifying disposition exceeds the fair market value of such shares on the exercise date, the excess will, in general, be characterized as capital gain. If the option price exceeds the amount realized upon such disqualifying disposition, the difference will, in general, be characterized as a capital loss.

      If the disqualifying disposition is not a sale or exchange with respect to which a loss, if sustained, would be recognized (for example, a gift or a sale to a related person), the excess, if any, of the fair market value of such shares on the exercise date over the option price will be compensation taxable as ordinary income, and the Company (or the Subsidiary) may be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under “Additional Information,” and other applicable Code provisions) equal to the amount of ordinary income recognized by the Grantee.

      If a Grantee has not remained an employee of the Company (or a Subsidiary) during the period beginning on the date of the grant of an Incentive Stock Option and ending on the day three months (one year if the Grantee becomes disabled) before the date the option is exercised, the exercise of such option will be treated as the exercise of a Nonstatutory Stock Option with the tax consequences described below.

      2.     Nonstatutory Stock Options

      Upon the grant of a Nonstatutory Stock Option, a Grantee will not recognize any income. At the time a Nonstatutory Stock Option is exercised, the Grantee will recognize compensation taxable as ordinary income, and the Company (or the Subsidiary) may be entitled to a deduction (subject to the provisions of

Section 162(m) of the Code discussed below under “Additional Information,” and other applicable Code provisions), in an amount equal to the difference between the fair market value on the exercise date of the shares of Common Stock acquired pursuant to such exercise and the option price. Upon a subsequent disposition of such shares, the Grantee will, in general, realize long-term or short-term capital gain or loss, depending upon the holding period of such shares. For purposes of determining the amount of such gain or loss, the Grantee’s initial tax basis in such shares will be the sum of the option price and the amount of ordinary income recognized upon exercise.

      3.     Effect of Share for Share Exercise

      If a Grantee elects to tender shares of Common Stock in partial or full payment of the option price for shares to be acquired upon the exercise of a Nonstatutory Stock Option, the Grantee will not recognize any gain or loss on such tendered shares. The number of shares of Common Stock received by the Grantee upon any such exercise that are equal in number to the number of tendered shares would retain the tax basis of the tendered shares and the holding period for the shares received would include the holding period of the tendered shares. The Grantee will recognize compensation taxable as ordinary income, and the Company (or the Subsidiary) may be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under “Additional Information,” and other applicable Code provisions), in an amount equal to the fair market value of the number of shares received by the Grantee upon such exercise that is in excess of the number of tendered shares, less any cash paid by the Grantee. The fair market value of such excess number of shares would then become the tax basis for those shares and the holding period of such shares will begin on the day after the date of purchase of the shares pursuant to the exercise of the Nonstatutory Stock Option. If the tendered shares were previously acquired upon the exercise of an Incentive Stock Option, a published ruling of the Internal Revenue Service indicates that the shares of Common Stock received by the Grantee upon the exercise of the Nonstatutory Stock Option that are equal in number to the number of tendered shares will be treated as shares of Common Stock acquired upon the exercise of such Incentive Stock Option.

      Except as discussed in the following paragraph, if a Grantee elects to tender shares of Common Stock in partial or full payment of the option price for shares to be acquired upon the exercise of an Incentive Stock Option, the Grantee will not recognize any gain or loss on such tendered shares. No income will be recognized by the Grantee in respect of the shares received by the Grantee upon the exercise of the Incentive Stock Option if, as previously stated, the requirements of the Plan and the Code are met. The Internal Revenue Service has not yet issued final regulations with respect to the determination of the basis and the holding period of the shares acquired upon such an exercise. Regulations proposed by the Internal Revenue Service provide that for all shares of Common Stock acquired upon such an exercise, the requisite two year and one year holding periods for stock acquired upon exercise of an Incentive Stock Option (described above) must be satisfied, regardless of the holding period applicable to the tendered shares. However, the tax basis (and holding period for all other federal income tax purposes) of the tendered shares will carry over to the same number of shares acquired upon the exercise. The number of shares acquired which is in excess of the number of tendered shares will have a tax basis of zero and a holding period that begins as of the date such shares are transferred. Any subsequent disqualifying disposition will be deemed first to have been a disposition of the shares with a tax basis of zero and then to have been a disposition of the shares with a carry-over tax basis. For purposes of determining the amount of compensation taxable to the Grantee upon a subsequent disqualifying disposition, the option price of the shares with a tax basis of zero will be deemed to be zero, and the option price of the shares with a carry-over basis will be deemed to be the fair market value of the shares on the exercise date.

      If a Grantee elects to tender shares of Common Stock that were previously acquired upon the exercise of an Incentive Stock Option in partial or full payment of the option price for shares to be acquired upon the exercise of another Incentive Stock Option, and such exercise occurs within two years of the date of grant of such Incentive Stock Option, or within one year after such tendered shares were transferred to the Grantee, the tender of such shares will be a taxable disqualifying disposition with the tax consequences described above regarding the disposition within two years of the date of grant of an Incentive Stock Option, or within one year after shares were acquired upon the exercise of Incentive Stock Options. The shares of Common Stock acquired upon such exercise will be treated as shares of Common Stock acquired upon the exercise of an Incentive Stock Option and the holding period of such shares for all purposes will begin on the day after the date of purchase of the shares pursuant to the exercise of the Incentive Stock Option.

      4.     Stock Appreciation Rights

      Upon the grant of a Stock Appreciation Right, a Grantee will not recognize any income. At the time a Stock Appreciation Right is exercised, a Grantee will recognize compensation taxable as ordinary income, and the Company (or the Subsidiary) may be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under “Additional Information,” and other applicable Code provisions), in an amount equal to any cash received (before applicable withholding) plus the fair market value on the exercise date of any shares of Common Stock received. The Grantee’s tax basis in any such shares received upon the exercise of a Stock Appreciation Right will be the fair market value of such shares on the exercise date.

      5.     Restricted Stock

      A Grantee will not recognize any income upon an Award of restricted stock unless an election under Section 83(b) of the Code is made by the Grantee with respect to such Award. If the Grantee has not made an election under Section 83(b) of the Code in respect of any shares of restricted stock, any dividend equivalents or dividends received by the Grantee with respect to shares of restricted stock prior to the date the Grantee recognizes income with respect to such award (as described below) must be treated by the Grantee as compensation taxable as ordinary income, and the Company (or the Subsidiary) may be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under “Additional Information,” and other applicable Code provisions), in an amount equal to the amount of ordinary income recognized by the Grantee. After the terms and conditions applicable to shares of restricted stock are satisfied, or if the Grantee has made an election under Section 83(b) of the Code in respect of any shares of restricted stock, any dividends received by the Grantee in respect of such shares will be treated as a dividend taxable as ordinary income, and the Company (or the Subsidiary) will not be entitled to a deduction in respect of any such dividend payment.

      At the time the terms and conditions applicable to a share of restricted stock are satisfied, or at the time the Award is made if a Section 83(b) election is made by the Grantee with respect to such Award, a Grantee will recognize compensation taxable as ordinary income, and the Company (or the Subsidiary) may be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under “Additional Information,” and other applicable Code provisions), in an amount equal to the then fair market value of the shares of unrestricted Common Stock received by the Grantee. The Grantee’s tax basis for any such shares of Common Stock will be the fair market value of such shares on the date such terms and conditions are satisfied or, if a Section 83(b) election is made with respect to such Award, the fair market value of such shares on the date of the Award.

Additional Information

      Section 55 of the Code imposes an alternative minimum tax if a taxpayer’s “tentative minimum tax” exceeds his or her regular tax for the taxable year in question. The “tentative minimum tax” is computed by reference to a person’s “alternative minimum taxable income.” A person’s alternative minimum taxable income consists of his or her regular taxable income (with certain adjustments described in Sections 56 and 58 of the Code) increased by the tax preference items described in Section 57 of the Code.

      Upon the exercise of an Incentive Stock Option, one of the adjustments described in Section 56 of the Code is to include in a person’s alternative minimum taxable income for any year an amount equal to the amount of income the person would have recognized if the option had not been an Incentive Stock Option, with such inclusion occurring in the year in which such income would have been recognized. As a result, unless the shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of (in a sale or exchange with respect to which a loss (if sustained) would be recognized) in the same year in which the above-described adjustment to the Grantee’s alternative minimum taxable income is made, a Grantee may incur alternative minimum tax as a result of the exercise of an Incentive Stock Option under the Plan.

      If a Grantee incurs alternative minimum tax attributable to certain items of tax preference or certain adjustments (including the adjustment described above resulting from the exercise of an Incentive Stock Option), the Grantee will, in general, receive a credit for such tax against the Grantee’s regular income tax liability (but not any alternative minimum tax liability) in future years. In addition, the basis of shares acquired as a result of the exercise of an Incentive Stock Option, for purposes of the alternative minimum tax, will include the amount of the adjustment described above resulting from the exercise of the Incentive Stock Option.

      A Grantee’s compensation income with respect to an Award under the Plan will be subject to withholding for federal income tax and FICA (employment) tax purposes. If a Grantee, to the extent permitted by the terms of an Award and the Plan, uses shares of Common Stock to satisfy the federal income and FICA tax withholding obligation and any similar withholding obligation for state, local or foreign tax obligations, the Grantee will realize, in general, a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of common stock.

      Certain compensation payments or other benefits received under the Plan or otherwise by a “disqualified individual” (as defined in Section 280G(c) of the Code), generally in connection with a change in the ownership or control of the Company or in the ownership of a substantial portion of its assets, may cause or result in “excess parachute payments” (as defined in Section 280G(b)(1) of the Code). Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such “excess parachute payment” received by such a “disqualified individual” and any such “excess parachute payments” will not be deductible by the Company (or any Subsidiary).

      Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the four other most highly paid executive officers of the Company for which a deduction may be claimed by the Company (including Subsidiaries) for a taxable year is limited to $1,000,000 per person, except that certain compensation, including compensation which is based solely on the achievement of one or more performance goals will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation, if the applicable requirements of Section 162(m) are satisfied. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including Subsidiaries) is not affected by this provision.

      The Company has structured and intends to administer the Plan in a manner such that it is anticipated that any compensation for which the Company may claim a deduction in connection with the exercise of Nonstatutory Stock Options and related Stock Appreciation Rights and the non-qualifying disposition by a Grantee of shares acquired upon exercise of Incentive Stock Options will be excluded from compensation, under the performance-related exclusion in Section 162(m) of the Code, in determining whether the limitation on deductions for compensation imposed by Section 162(m) is applicable.

Employee Retirement Income Security Act of 1974

      The Plan is not regarded as an “employee benefit plan” under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and, therefore, is not subject to the provisions of ERISA.

APPENDIX B

ALLIANCE GAMING CORPORATION

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

Mission Statement

      The Audit Committee (the Committee) shall provide assistance to the Board of Directors (the Board) of Alliance Gaming Corporation in fulfilling its oversight responsibilities to shareholders, regulatory agencies and the investment community relating to corporate and subsidiary accounting, internal controls, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. To facilitate this, it is the responsibility of the audit committee to maintain a free and open means of communication between the directors, the independent accountants, the internal auditors, and the financial management of the corporation.

Organization

      The Audit Committee is a committee composed of members of the Board of Directors. The Audit Committee shall be comprised of three or more directors as determined by the Board, who are independent of the management of the corporation and free of any relationship that, in the opinion of the Board, interferes with the exercise of independent judgement as an audit committee member.

Meetings

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its responsibility to foster open communication, the Committee shall meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions. These sessions should provide a forum to discuss any matters that the Committee or individuals from these groups believe should be discussed privately.

Responsibilities

      Although Audit Committee policies and procedures shall remain flexible to allow the Committee to respond to its primary responsibility as an oversight function of the Board, in performing its duties and responsibilities the Audit Committee shall:

      A.     Independent Accountants

      Review and recommend to the Board the independent accountants to be selected to perform the quarterly reviews and annual audit of the financial statements of the company, its divisions, and subsidiaries as necessary.

      Meet with the independent accountants and financial management for the corporation to review the scope of the proposed quarterly reviews and annual audit for the current year, proposed fees, and the procedures to be utilized.

      Review with management and the independent accountants, at the completion of the quarterly reviews and annual audit:

•	The company’s financial statements and related footnotes.

•	The independent accountant’s audit of the financial statements and subsequent report.

•	Any significant changes required in the independent accountant’s audit plan.

•	Any significant adjustments proposed by the independent accountants.

•	Any serious difficulties or disputes with management encountered during the course of the review or audit including any limitations in scope.

B-1

•	Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

      Consider and review with the independent accountants:

•	The adequacy of the company’s internal controls, including information system controls and security.

•	Any related significant concerns and recommendations of the independent accountants together with management’s response.

•	Ensure the independent accountants submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent accountants and the company that may impact the objectivity and independence of the independent accountants.

      B.     Internal Auditing

      Review and concur in the appointment, replacement, reassignment or dismissal of the director of internal audit.

      Consider and review with management and the director of internal audit:

•	The internal audit department’s annual audit plan, budget and staffing.

•	Significant findings and recommendations of internal audit during the year and management’s response.

•	Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

•	Any changes to the planned scope of the audit plan.

•	Internal audit’s compliance with the Institute of Internal Auditor’s Standards for the Professional Practice of Internal Auditing.

      C.     Other

      Review filings with the SEC and other published documents containing the company’s financial statements and consider whether the information contained in these documents is consistent with the information contained in financial statements.

      Review legal and regulatory matters that may have a material impact on financial statements, related company compliance policies and programs, and reports received from regulators.

      Review policies and procedures with respect to officer’s expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by internal audit or the independent accountant.

      Review with the director of internal audit and the independent accountant, the results of any review of compliance with the company’s code of conduct.

      D.     Authority

      The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation.

      While the Committee has the responsibilities and authority set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the company’s financial statements are complete and accurate, and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants.

B-2

ALLIANCE GAMING CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS — DECEMBER 11, 2001
(THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY)

     The undersigned stockholder of Alliance Gaming Corporation hereby appoints Mark Lerner, Paul Lofgren and Robert Saxton, each with full power of substitution, proxy to vote all shares of stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of Alliance Gaming Corporation to be held at the Four Seasons Hotel, 3960 Las Vegas Boulevard South, Las Vegas, Nevada, on December 11, 2001, at 10:00 a.m. (local time), or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES REFERRED TO HEREIN.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

     PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

ANNUAL MEETING OF STOCKHOLDERS
ALLIANCE GAMING CORPORATION

DECEMBER 11, 2001

(down arrow) Please Detach and Mail in the Envelope Provided (down arrow)

A	[X]	Please mark your votes as in this example.

FOR all nominees listed at right (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees at right

1.	ELECTION OF DIRECTORS (for terms as described in the Proxy Statement)	[ ]	[ ]	NOMINEES:	Jacques André Morton Topfer	2.	Approval of the 2001 Long Term Incentive Plan
						3.	Ratification of the appointment of Arthur Andersen LLP as the Company’s independent public accountants for fiscal year 2002.

						4.	IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Instruction: To withhold authority to vote for an individual nominee, write the nominee’s name in the space provided below	UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSON’S NOMINATED BY THE BOARD OF DIRECTORS AS DIRECTORS.

Signature of Stockholder		Dated:	, 2001
(SIGNATURE IF HELD JOINTLY)

NOTE: Please date and sign exactly as your name appears hereon. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer.